UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2008

SYNIVERSE HOLDINGS, INC.

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32432	30-0041666
Delaware	333-88168	06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8125 Highwoods Palm Way

Tampa, Florida 33647-1765

Telephone: (813) 637-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e)

On January 14, 2008, Syniverse Holdings, Inc. (the “Company”) announced that Paul Wilcock will resign as Chief Technical Officer of the Company, effective as of March 31, 2008 (the “Separation Date”). In connection with Mr. Wilcock’s resignation, he and the Company entered into a separation agreement (the “Separation Agreement”), pursuant to which Mr. Wilcock will serve as a consultant to the Company for twelve months following the Separation Date (the “Consulting Period”). During the Consulting Period, Mr.Wilcock will be compensated at a rate equal to his annual base salary in effect as of the Separation Date. Mr. Wilcock will be entitled to receive, in accordance with the Company’s policies, the cash value of any vacation days and paid time-off accrued but unused as of the Separation Date and, if the Company pays bonuses for the current fiscal year, will be eligible to receive (on a pro rata basis based upon the portion of the year that elapsed from January 1, 2008 up to the Separation Date) a bonus payment for the current fiscal year in accordance with the terms of his senior management agreement. Under the terms of the Separation Agreement, all unvested options and restricted shares previously granted to Mr. Wilcock will be forfeited (other than options to purchase 13,333 shares due to vest May 11, 2008, options to purchase 13,333 shares due to vest May 12, 2008 and 8,000 restricted shares due to vest June 6, 2008 which will vest as of the Separation Date). The options for which vesting was accelerated pursuant to the Separation Agreement will expire on December 31, 2008. A copy of the Separation Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure.

On January 14, 2008, the Company issued a press release announcing that it had appointed Jeffrey S. Gordon, to succeed Mr. Wilcock, as chief technology officer. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liabilities of that section.

ITEM 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Separation Agreement

99.2	Press Release dated January 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: January 15, 2008

SYNIVERSE HOLDINGS, INC.
(Registrant)

/s/ Robert F. Garcia, Jr.
Robert F. Garcia, Jr.
General Counsel

SYNIVERSE TECHNOLOGIES, INC.
(Registrant)

/s/ Robert F. Garcia, Jr.
Robert F. Garcia, Jr.
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Separation Agreement

99.2*	Press Release Dated January 14, 2008

*	Filed herewith electronically.